SpartanNash Company 8-K

Exhibit 99.1

Property of SpartanNash Company SPARTANNASH INVESTOR DAY INVESTOR D A Y 11.2.2022 | NYC

Forward - Looking Statements The matters discussed in this presentation and in the Company's website - accessible Investor Day webcast include "forward - looking statements" about the plans, strategies, objectives, goals or expectations of the Company. These forward - looking statements are identifiable by words or phrases indicating that the Company or management "expects," "anticipates," "plans," "believes," or "estimates," or that a particular occurrence or event "may," "could," "should," "will" or "will likely" result, occur or be pursued or "continue" in the future, that the "outlook", "trend", "guidance" or "target" is toward a particular result or occurrence, that a development is an "opportunity," "priority," "strategy," "focus," that the Company is "positioned" for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward - looking statements, which speak only as of the date made. There are many important factors that could cause actual results to differ materially. These risks and uncertainties include the Company's ability to compete in the highly competitive grocery distribution, retail grocery and military distribution industries; changes in economic or geopolitical conditions, including inflationary pressures and the Russia - Ukraine conflict; interest rate fluctuations; labor relations issues and rising labor costs; the ability of customers to fulfill their obligations to the Company; the Company's dependence on certain major customers, suppliers and vendors; disruptions to the Company's information security network; disruptions associated with the COVID - 19 pandemic; the Company's ability to implement its growth strategy and transformation initiatives; instances of security threats, severe weather conditions and natural disasters; impairment charges for goodwill and other long - lived assets; the Company's ability to successfully manage leadership transitions; the Company's ability to service its debt and to comply with debt covenants; the Company's ability to manage its private brand program for U.S. military commissaries; changes in the military commissary system, including its supply chain, or in the level of governmental funding; product recalls and other product - related safety concerns; changes in government regulations; and other risks and uncertainties listed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's most recent Annual Report on Form 10 - K and in subsequent filings with the Securities and Exchange Commission. Additional risks and uncertainties not currently known to the Company or that the Company currently believes are immaterial also may impair its business, operations, liquidity, financial condition and prospects. The Company undertakes no obligation to update or revise its forward - looking statements to reflect developments that occur or information obtained after the date of this presentation. 2 SPARTANNASH INVESTOR DAY Property of SpartanNash Company Non - GAAP Financial Measures This presentation includes information regarding certain non - GAAP financial measures, which are used by management to allocate resources, assess performance against its peers and evaluate overall performance. The Company believes these measures provide useful information for both management and its investors. The Company believes these non - GAAP measures are useful to investors because they provide additional understanding of the trends and special circumstances that affect its business. These measures provide useful supplemental information that helps investors to establish a basis for expected performance and the ability to evaluate actual results against that expectation. These measures, when considered in connection with GAAP results, can be used to assess the overall performance of the Company as well as assess the Company's performance against its peers. Certain of these measures are also used as a basis for certain compensation programs sponsored by the Company. In addition, securities analysts, fund managers and other shareholders and stakeholders that communicate with the Company request its financial results in these adjusted formats. The Company is unable to provide a full reconciliation of non - GAAP measures used in the fiscal 2022 outlook and long - term targets disclosed in this presentation without unreasonable effort because it is not possible to predict certain adjustment items with a reasonable degree of certainty since they are not yet known or quantifiable, and do not relate to the Company's routine activities. These adjustments may include, among other items, restructuring and asset impairment activity, acquisition and integration costs, severance, costs related to the postretirement plan amendment and settlement, and organizational realignment costs, and the impact of adjustments to the last - in - first - out (LIFO) inventory reserve. This information is dependent upon future events, which may be outside of the Company's control and could have a significant impact on its GAAP financial results for fiscal 2022 or fiscal 2025, respectively. General Disclaimer

TONY SARSAM @tonysarsam 20 YEARS Manufacturing Finance Sales/DSD Go - to - Market Strategy 7 YEARS COO, Ice Cream President, DSD Division 5 YEARS CEO 3 YEARS CEO EDUCATION B.S., Chemical Engineering Master of Science, Management 3 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Key Takeaways SpartanNash has driven significant shareholder value since the start of our turnaround, and we will share plans with you today that continue to drive sustainable value for years to come. We have a clear and credible strategy, the detailed programs in place, and a purpose - built leadership team to make it happen. Our financial plan reflects our focus on delivering $1B in growth and +40% adjusted EBITDA . 4 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Agenda

- **WHO WE ARE AND OUR WINNING RECIPE™**
  TONY SARSAM
  CHIEF EXECUTIVE OFFICER

- **COMPONENTS OF OUR STRATEGY**
  MASIAR TAYEBI
  EVP, CHIEF STRATEGY & INFORMATION OFFICER

- **MERCHANDISING TRANFORMATION INITIATIVE**
  BENNETT MORGAN
  SVP, CHIEF MERCHANDISING OFFICER

- **OUR ESG JOURNEY**
  ADRIENNE CHANCE
  SVP, COMMUNICATIONS & EXECUTIVE DIRECTOR, SPARTANNASH FOUNDATION

- **FINANCIALS & VALUE CREATION ROADMAP**
  JASON MONACO
  EVP, CHIEF FINANCIAL OFFICER

- **QUESTIONS & CLOSING REMARKS**
  TONY SARSAM
  CHIEF EXECUTIVE OFFICER

PLAYING TO WIN
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2013 SpartanNash History 6 SPARTANNASH INVESTOR DAY Property of SpartanNash Company 1885 1918

A Leading Food Solutions Company

Two Core Complementary Segments…

WHOLESALE[1] | **RETAIL**

71%



$8.9B
FY 2021
Total Net Sales
% of Net Sales



29%

…Supported by National Supply Chain Network and Retail Footprint



Fargo
St. Cloud
Grand Rapids
Sioux Falls
Omaha
Stockton
Indianapolis
Bloomington
Lima
Bellefontaine
Severn
Landover
Norfolk
Bluefield
Lumberton
Oklahoma City
Midland
Pensacola
San Antonio
Retail Locations
Distribution Centers
Customer Presence

17,500+
Associates

2,100
Independent Retailers Served

147
Corporate-Owned Retail Stores
FAMILY FARE.
D&W FRESH MARKET
Martin's Count On Us!

19
Distribution Centers[2]

Key National Partners
DOLLAR GENERAL
COMMISSARY
amazon

Differentiated OwnBrands
FRESH & FINEST
Our Family

(1) Includes both Military and Food Distribution legacy operating segments.
(2) Includes Coastal Pacific Foods facility in Stockton, CA.

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$125 Billion Wholesale Addressable Market (1) $118B Opportunity Current Market Share 8 SPARTANNASH INVESTOR DAY Property of SpartanNash Company $7B (2) (1) Internal estimate and Nielsen TDLinx data of Wholesale demand within 250 miles of existing warehouses. (2) Based on the mid - range of the full year 2022 Wholesale net sales outlook of ~$6.8B (updated on 8/18/2022).

The Start of a New Era PEOPLE FIRST CULTURE 9 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Highly Accomplished, Purpose - Built and Diverse Management Team Tony Sarsam President and Chief Executive Officer Adrienne Chance SVP, Communications & Executive Director, SpartanNash Foundation 90% of management team is new in position since September 2020 Nicole Zube SVP, Chief Human Resource Officer Ileana McAlary SVP, Chief Legal Officer and Corporate Secretary Amy McClellan SVP, Chief Marketing Officer Jason Monaco EVP, Chief Financial Officer Bennett Morgan SVP, Chief Merchandising Officer Dave Petko EVP, Chief Supply Chain Officer David Sisk SVP, Chief Customer Officer Tom Swanson EVP, General Manager, Corporate Retail Masiar Tayebi EVP, Chief Strategy & Information Officer 10 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Growth Mindset 11 SPARTANNASH INVESTOR DAY Property of SpartanNash Company Focus on Winning What You Will See with This New SpartanNash Management Team mpany SPARTANNASH INVESTO R DAY Property of SpartanNash Co PEOPLE FIRST ACTIONS

Property of SpartanNash Company SPARTANNASH INVESTOR DAY

...And We're Driving Meaningful Improvements in KPIs[1]






SpartanNash
SpartanNash

+2.3x Increase in New Applicants	**+53%** Improvement in Safety Incident Rate	**10%** Reduction in Fleet Mileage *Resulting in*	**97%** Ontime Deliveries
+2x Glassdoor Rating Increase	**+30%** Entry-Level Retail Wages	**10,000** Metric Ton Carbon Footprint Reduction	**+8%** Throughput Improvement

(1) Measures reflect improvements since September 2020.

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We Deliver the Ingredients for a Better Life • Retention Rate • Safety Incident Rate • Merchandising Transformation Benefits • Raw Fill Rate Cost Per Case • Market Share 15 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Long - Term Goals: Accelerating Growth $1B sales growth from share gains and continued expansion into value - add offerings Incremental adjusted EBITDA through margin - enhancing innovation, including OwnBrands execution, supply chain efficiencies, automation and retail execution Potential for programmatic M&A to further accelerate share gains and increase scale 2025 Outlook $10B+ Net Sales 12% GROWTH FROM 2021 AT 3% CAGR $300mm+ Adj. EBITDA 40% INCREASE FROM 2021 AT 9% CAGR 16 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

SPARTANNASH INVESTOR DAY Property of SpartanNash Company P L A Y IN G TO WIN!

MASIAR TAYEBI EVP, Chief Strategy & Information Officer PREVIOUS EXPERIENCE 18 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Organic Strategy Components Delivering Our Winning Recipe Œ STRATEGIC PRIORITIES Launch Customer - Centric, Innovative Solutions Create a People First Culture to Make SpartanNash the Employer of Choice Act on Insights to Optimize Customer – Product Portfolios Insights that Drive Solutions Deliver the Promise to Transform the Supply Chain Elevate Execution to Win the Day CORE CAPABILITIES Growth Mindset Focus on Winning People Operational Excellence 19 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Acting on Insights: Product Portfolio Innovation Increasing OwnBrands Penetration

CORE CAPABILITIES

- **Insights that Drive Solutions** →
- People
- Operational Excellence

Leverage strength of insights…

Our Family | Freedom's Choice | Fresh & Finest by Our Family

Three winning core brands.

Our latest OwnBrand, Fresh & Finest, is grounded in consumer research and loyalty program insights

…to deliver 480+ new innovative products year-to-date grounded in indulgence and convenience




FRESH CUTS PROGRAM
FRESH & FINEST by Our Family


TAKE & BAKE BREAD
FRESH & FINEST

Delivering and expanding on OwnBrands growth and share gains

Grew dollar and unit share 17 consecutive periods

Increasing OwnBrands penetration by 20%+ launching 1,000+ new products by 2025

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Acting on Insights: Launching Customer - Centric, Innovative Solutions People Operational Excellence Insights that Drive Solutions CORE CAPABILITIES Launching customer - centric local products Renovating and automating for a richer shopper experience Investing in banner consolidation to leverage existing brand equity and elevate shopper experience Conventional - Mass Ethnic Upmarket • Leverage convenience of locations – easy in and out, grab - and - go • Integrated loyalty program to drive value Increase attraction and retention with premium, fresh and local offerings Drive specialty assortment Increase market share through omnichannel offerings, creating seamless customer experience and executing marketplace partnerships to maximize capabilities and increase scale Launched innovative omnichannel partnerships to delight customers digitally 21 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Operational Excellence: We Are Transforming the Supply Chain

CORE CAPABILITIES

- Insights that Drive Solutions
- **Operational Excellence**
- People

Optimized Network



Distribution Centers

20%

Of Network Reworked(1)

Optimized network to 19 Distribution Centers(2) (Closed 2 to scale in core markets, opened 2 to grow as part of geographic expansion plans)

Enhanced Transportation



7mm

Network Miles Reduced(3)

Enhanced transportation process and technology, resulting in 10% drop in network miles, including new transportation management system

Redefined Operations



~8%

Improvement in Outbound Throughput (cases per hour)(4)

Invested in training, process improvement and technology automation, gaining efficiency and removing waste, including remapping SKUs and automating exception handling

Secured $24mm run-rate savings as of Q3

Note: All improvements as of Q3 2022.
(1) Network optimization improvements since 2020.
(2) Total includes Coastal Pacific facility partnership in Stockton, CA.
(3) Run rate performance in 2022. Commenced transition in March 2022.
(4) Based on Q3 2022 throughput.

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Opportunities For Growth through M&A in Addition To – Not In Place Of – Organic Plan Consistent M&A Assessment Framework Clear Priorities & Recent Inorganic Growth Retail April 2022: Retail acquisition in Michigan delivering bolt - on synergies and $45mm+ in annual revenue. Wholesale January 2022: Coastal Pacific partnership bolstering national account business and advancing company goal of eliminating 10% of fleet miles in 2022. Strategic Fit Standalone Attractiveness Value - Creation Opportunity Capacity to Execute and Integrate Portfolio Improvement 23 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

We are Successfully Executing Our Winning Recipe Œ Strategy We are firing on all cylinders both organically and inorganically We are executing our strategic priorities to deliver Our Winning Recipe Œ and long - range plans achieving $10B+ in sales and $300mm+ in adjusted EBITDA by 2025 We have a clear framework for inorganic growth opportunities across Wholesale and Retail which are in addition to – not in place of – our long - range plans 24 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

BENNETT MORGAN SVP, Chief Merchandising Officer PREVIOUS EXPERIENCE 25 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Our Merchandising Strategy: A Winning Recipe Vision Pillars Enablers Customer - led focus to offer the ingredients for a better life Products/Services customers can’t live without • Simplified, better assortment • Fresh sets the tone • Leading OwnBrands • Local expertise, strong service Value that can’t be beat • Strong price & value perception • Smarter, attractive promotions • Simplified promotional planning Sustainable growth & partnerships • Big bets with right partners • End - to - end shelf/DC productivity • Relentless cost out Simplified process and efficient/effective execution 26 SPARTANNASH INVESTOR DAY Property of SpartanNash Company “Category CEO” drives decisions using end - customer insights Leveraging the best retail capabilities for all customers

Transformation Build market - leading capabilities through data and insights AI/AA capabilities OwnBrands E - Commerce Loyalty/ Personalization Promotional Effectiveness Simplified, Better Assortment Enhanced Category Planning Ways of Working Pricing Investing in Key Capabilities to Fuel our Growth and Profitability 1 27 SPARTANNASH INVESTOR DAY Property of SpartanNash Company 2

Better merchandising with enhanced planning More successful promotions focused on effectiveness Customer - led foundation; data - driven category strategies Expanding view to include incrementality and dilution Embed change with people, process and technology • Training to supplement category management and promotions skills • Cross - functional coordination to govern changes across business • New data feeds / metrics and dashboards translate insights into actions Enhanced Category Planning and Promotional Effectiveness are Driving Top Line and Bottom Line Transformation initiatives Drive change 1 2 …drives top line and bottom line. 28 SPARTANNASH INVESTOR DAY Property of SpartanNash Company Leveraging end - to - end view of true item and brand profitability Adding new robust views of true sales and profitability ...leads to optimized promotions and additional value for independent & shoppers (including top and bottom line).

Observations on Record Inflation ... Underlying Input Costs Don’t Justify Cost Increases From Suppliers Data - driven approach to comparing vendor prices with expected list cost change based on commodity markets Supplier public records match our observation* *Assumed product composition where not available directly from supplier, 1. Modern Retail article published in Sept 2022. 2. Reuters article published in Aug 2022. "[Supplier A] saw its operating profit rise 29% year - over - year in the first quarter… Higher prices heavily drove up the company's sales" 1 "[Supplier B] said average selling prices were up 13.7%... [they] also expect adjusted full - year operating profit to rise 4 - 5%... Above its previous expectation of 1 - 2$ growth" 2 Better management of cost increases = better ability to drive growth AND manage customer and shopper prices 29 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Partnering With Vendors Focused on Winning Customers – One Example Where We've Seen Success



Goals

- Increase Units
- Increase Sales
- Increase Visits



Requirements

- New Floorplan
- New Planograms
- New Fixtures: Yogurt/Dough



Support

- Space Planning
- Vendor Community
- Store Operations

Unit, sales and visits all saw uplift in retail stores and now being deployed with independent customers

Store	Units	Sales	Visits
Trial vs. Control	+13%	+13%	+14.3%

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Merchandising Transformation Early Results Are Strong and Will Continue to Drive Positive Change Supporting Our Winning Recipe Œ to drive growth Products and services the customer can’t live without Value that can’t be beat Sustainable growth and partnerships Customer - led in everything we do… 31 SPARTANNASH INVESTOR DAY Property of SpartanNash Company Three key focus areas:

ADRIENNE CHANCE SVP, Communications & Executive Director, SpartanNash Foundation PREVIOUS EXPERIENCE 32 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

2021/2022 Highlights — Environment Optimized supply chain network to reduce fleet mileage annually by 10% or 10,000 metric tons of greenhouse gas emissions (2) 33 SPARTANNASH INVESTOR DAY Property of SpartanNash Company Increased fleet MPG by 4% in 2021 (1) Decreased ozone - depleting emissions by 30% in 2022 YTD in distribution centers (1) (1) Calculated using internal estimates. (2) CO 2 emissions reduction calculated using EPA’s Greenhouse Gas Equivalencies Calculator at: epa.gov/energy/measure - impact - your - energy - use - environment.

2021/2022 Highlights — Social Associates • Expanded tuition reimbursement program • Relaunched annual Associate Engagement Survey • Expanded parental leave benefit • Grew internship program for college students • Increased Associate discount at retail stores and fuel centers 34 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

2021/2022 Highlights — Social Communities • Disaster Relief • Ukraine • Puerto Rico • Florida • Mississippi • Kentucky • Helping Hands Day • Guinness World Record • Community health advocacy 35 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

2021/2022 Highlights — Governance • 56% diverse 9 - person Board of Directors with 8 independent directors, including independent Chairman • Recent and ongoing refreshment of the Board; average director tenure of 4.4 years • Best practice governance polices, including annually - elected directors, separate Chairman/CEO, majority vote director resignation policy • Board oversight of ESG controls, progress and disclosures 36 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Completed Materiality Assessment Focus Areas • Food Waste • Greenhouse Gas Emissions • Community Engagement • Diversity & Inclusion • Product Sustainability 37 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Next Steps • 2022 ESG Report publishing in late summer/early fall 2023 • Defining short - and long - term goals and targets that align organically to Company strategy and our Core Capabilities: • People • Operational Excellence • Insights That Drive Solutions • Continued commitment to putting People First across the globe 38 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

JASON MONACO EVP, Chief Financial Officer PREVIOUS EXPERIENCE 39 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Financial Overview • Demonstrated history of meeting or exceeding financial targets • Delivered strong Q3 preliminary adjusted EBITDA (1) performance; raised full year guidance • Portfolio and scale create compelling financial model • Revenue grows by at least $1 billion and adjusted EBITDA by 40% by 2025 • Investing for growth that drives strong return on capital (1) See the Appendix for reconciliations of non - GAAP measures to their most directly comparable GAAP measures. 40 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Q3 2022 Preliminary Results (1) (1) The Company will announce its full third quarter results on Wednesday, November 9, 2022. (2) A reconciliation of net earnings to adjusted EBITDA, a non - GAAP financial measure, is provided in the Appendix. Q3 2021 Q3 2022 Range Net Sales (Billions) $2.07 $2.28 to $2.31 Net Earnings (Millions) $15.2 $8.9 to $9.9 Adjusted EBITDA (2) (Millions) $51.5 $56.3 to $58.3 41 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Fiscal 2022 Guidance Raise (1) A reconciliation of net earnings to adjusted EBITDA, a non - GAAP financial measure, is provided in the Appendix. Net Sales (Billions) $9.3 to $9.6 $9.5 to $9.7 Adjusted EBITDA (Millions) $227 to $240 $237 to $242 $8.9 2021 $214 2021 (1) 42 SPARTANNASH INVESTOR DAY Property of SpartanNash Company +7% +12% 2022 Current Guidance Range 2022 Prior Guidance Range 2022 Prior Guidance Range 2022 Current Guidance Range

(1) The Company will recast certain financial information for the comparative prior - year periods within its third quarter earnings release and Form 10 - Q. A reconciliation of adjusted EBITDA for fiscal years 2014 through 2021 is included in the Appendix. WHOLESALE RETAIL Operating Segment Change (1) The change in segments better reflects… • The Company’s updated organization structure • How the Company reviews its performance and allocates resources 43 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Changing the Trajectory of SpartanNash 2022 2023 2024 2025 2014 2015 2016 2017 2018 2019 2020 2021 (1) See the Appendix for reconciliations of fiscal 2014 to 2021 non - GAAP measures to their most directly comparable GAAP measures. (2) Excludes the impact of the 53 rd week. (3) Midpoint of guidance range. $209 $178 $300+ 2025E $235 (2) $214 $239.5E (3) - 5% CAGR +9% CAGR $230 $231 (2) $231 $236 Adjusted EBITDA (1) $ in millions 44 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Long - term Goals: Accelerating Growth $1B sales growth from share gains and continued expansion into value - add offerings Incremental adjusted EBITDA through margin - enhancing innovation, including OwnBrands execution, supply chain efficiencies, automation and retail execution Potential for programmatic M&A to further accelerate share gains and increase scale 2025 Outlook $10B+ Net Sales 12% GROWTH FROM 2021 AT 3% CAGR $300mm+ Adj. EBITDA 40% INCREASE FROM 2021 AT 9% CAGR 45 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

How We Get There: Long - Term Value Creation Pathway Launched 2021 Supply Chain Transformation Launched 2022 Merchandising Transformation 2023+ Insights and Innovation 2025 All Programs Support LRP Steady Adjusted EBITDA Growth Across Plan Period Fueled By Strong Plans Embedding our People First Culture to Drive Engagement and Efficiency 46 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Plan Drivers: Revenue and Adjusted EBITDA Elements

Revenue


(Dollar Amounts in Billions)
$8.9
$0.8
$0.3
$10.0+
2021
Wholesale Share Gains
Retail Market Share Gains
2025
Additional M&A

- **Wholesale**: Grow share through geographic expansion and through product category development
- **Retail:** Expansion of OwnBrands, eCommerce, Upmarket, Local, Fresh and loyalty programs to drive incremental volume

Adjusted EBITDA


(Dollar Amounts in Millions)
$214
$35-$45
$40-$55
$300+
2021(1)
Strategic Growth
Strategic Plan
2025
Additional M&A

- **Strategic Growth:** Share in both segments drives growth
- **Strategic Plan**: Growth and Margin impact of transformation programs, Marketing innovation, scale, and expense management.
- Improvements are offset by anticipated significant macro headwinds.

(1) See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.

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Investing To Grow: Return-Based Investing

Balanced Capital Allocation (2022-2025)



IT/ Other
25%
Supply Chain
45%
30%
Retail

Capital Allocation

- Disciplined approach to capital allocation

- Pivoting to growth-focused investments

- Increased investment pace towards industry norms
  - Capex spending between $120mm-$165mm or ~1.2%-1.5% of sales through 2025
  - Inflationary pressures contribute to higher capex

- Separately consider inorganic investment through disciplined framework

Investing to Grow – Delivering Strong Incremental Returns

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Delivering Strong Return on Investment Annual Marginal Adjusted ROIC over the plan period is expected to be from 10% (1) (1) Annual Marginal Adjusted ROIC calculated as the average change in tax affected EBIT divided by the average net asset change. 3.9% 5.6% VALUE GROWTH 10.0%+ TURNAROUND TRANSITION 49 SPARTANNASH INVESTOR DAY Property of SpartanNash Company New Investment – Annual Marginal Adjusted ROIC 2022 - 2025 Adjusted ROIC 2021 Adjusted ROIC 2019

Disciplined Approach to Capital Allocation $0.54 $0.60 $0.66 $0.72 $0.77 $0.80 $0.84 2015 2016 2017 2018 2019 2020 2021 2022 Trend +7% $0.76 Dividend History Commitment to Shareholder Value Creation $20 $43 $67 $93 $114 $149 $177 $199 $18 $53 $73 $73 $83 $88 $112 $166 $232 YTD $29 $61 $265 $120 $187 $311 Cash Returned Since 2015 Cumulative Dollar Amounts in Millions Share Repurchases Dividends 2015 2016 2017 2018 2019 2020 2021 2022 (1) (1) YTD 2022 through Q3 $/Share $300mm+ Returned Since 2015 50 SPARTANNASH INVESTOR DAY Property of SpartanNash Company $9

2025 Plan – Shareholder Return Drivers +2% - 3% 51 SPARTANNASH INVESTOR DAY Property of SpartanNash Company +10% - 14% Strategic Growth (1) Strategic Plan (2) Dividends Shareholder Return Additional M&A +4% - 6% +4% - 5% (1) Equivalent to $35 - $45 million adjusted EBITDA growth by 2025. (2) Equivalent to $40 - $55 million adjusted EBITDA growth by 2025. (3) Yield of 2022 dividend and 10/28/2022 stock price.

Positioned to Win • Executing Our Winning Recipe Œ to drive shareholder value • Pivoting from turnaround to growth, with clear strategic priorities • Revenue generation and adjusted EBITDA growth , with steady performance through plan period • Strategic capital deployment to invest for growth and improve adjusted ROIC 52 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Key Takeaways SpartanNash has driven significant shareholder value since the start of our turnaround, and we have shared plans with you today that continue to drive sustainable value for years to come. We have a clear and credible strategy, the detailed programs in place, and a purpose - built leadership team to make it happen . Our financial plan reflects our focus on delivering $1B in growth and +40% adjusted EBITDA . 53 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

APPENDIX 54 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Key Macro Environment Assumptions 55 SPARTANNASH INVESTOR DAY Property of SpartanNash Company • Inflation moderates to pre - COVID levels by 2025 • Volume headwinds due to government assistance reductions, economic headwinds after sustained high inflation and potential for recession and/or stagflation • Market share increases at Wholesale from n ew business opportunities and expansion of business with existing customers • Market share increases at Retail from e xpansion of OwnBrands, eCommerce, Upmarket, Local, Fresh and loyalty programs to drive incremental volume • Labor market remains tight for front - line roles

230 231 236 209 178 239 214 240 300 3.0% 2.6% 3.0% 2017 3.0% 3.0% 2.5% 2.4% 2020 (1) 2.1% 2025 2.6% 0% 2% - 11% - 1% - 15% 34% - 11% 12% +9% 2015 2016 Adjusted EBTIDA % Adjusted EBITDA 7,652 7,735 7,964 8,065 8,536 9,348 8,931 9,600 10,000 2015 2018 2017 2019 2020 (1) 2021 2022 Guidance 2025 Mid - Point 2016 1% 3% 1% +3% 6% 10% - 4% 7% +3% Preliminary Plan Financials 2018 2019 (1) Inclusive of the impact of the 53 rd week. Revenue (USD M) Adjusted EBITDA (USD M, %) 2021 2022 Guidance Mid - Point 56 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Business Segment Performance 115 122 107 1.9% 1.7% 1.8% 2021 6% - 4% - 12% 6,155 6,711 6,350 2021 2019 2020 (1) 9% - 5% 63 117 107 2.6% 4.4% 4.1% 2021 86% +30% - 9% 2,381 2,638 2,581 2020 (1) 2019 2021 11% - 2% Revenue (USD M) Adjusted EBITDA (USD M, %) Wholesale +2% Retail +4% 2019 Adjusted EBTIDA % 2019 (1) Inclusive of the impact of the 53 rd week. 2020 (1) 57 SPARTANNASH INVESTOR DAY Property of SpartanNash Company 2020 (1) Adjusted EBITDA

Balance Sheet Metrics 58 SPARTANNASH INVESTOR DAY Property of SpartanNash Company (Dollar Amounts in Millions) 2019 2020 2021 2022 - 2025E (Excluding M&A) Total Assets $2,276 $2,277 $2,206 $2,200 - $2,700 Total Liabilities $1,588 $1,542 $1,423 $1,400 - $1,800 Current Ratio 1.8x 1.5x 1.5x 1.3x - 1.7x Leverage Ratio (Net Debt/Adjusted EBITDA (1) ) 3.7x 2.0x 1.9x <2.5x (1) See following slides for reconciliations of non - GAAP measures to their most directly comparable GAAP measures.

Reconciliation of Preliminary Q3 2022 Results Net Earnings to Adjusted EBITDA 59 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Net Earnings (Loss) to Adjusted EBITDA Reconciliation Leverage Ratio (Net Debt to Adjusted EBITDA) Calculation 60 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Wholesale Net Sales & Operating Earnings to Adjusted EBITDA Reconciliation 61 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Retail Operating Earnings to Adjusted EBITDA Reconciliation 62 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Adjusted Return On Invested Capital (ROIC) (1) Historical adjusted operating earnings amounts are adjusted for LIFO and presented on a basis consistent with the Company’s current non - GAAP measures. 63 SPARTANNASH INVESTOR DAY Property of SpartanNash Company

Cash Returned Since 2015 Inclusive of Dividends and Share Repurchases 64 SPARTANNASH INVESTOR DAY Property of SpartanNash Company